EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The undersigned, the President and Chief Executive Officer, and the Principal Financial Officer of FMB Equibanc, Inc. (the “Company”) do hereby each certify, in accordance with 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)
The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2006 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: August 11, 2006	/s/Charles R. Nessmith
Charles R. Nessmith
President and Chief Executive Officer

DATE: August 11, 2006	/s/Dwayne E. Rocker
Dwayne E. Rocker
Secretary (principal financial and accounting officer)